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                                                                    Exhibit 24.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this Form 8-K.


                                                        /s/ ARTHUR ANDERSEN LLP



Phoenix, Arizona
April 25, 1996